Analyst Day 2014 Wednesday, November 12, 2014 Naples, Florida Exhibit 99.1

ANALYST DAY
NOVEMBER 12, 2014
Confidential
This presentation contains forward-looking statements based
on current expectations that involve a number of risks and
uncertainties.  The forward-looking statements are made
pursuant to safe harbor provisions of the Private Securities
Litigation Reform Act of 1995.  A discussion of these forward-
looking statements and risk factors that may affect them is set forth at the end of this presentation.  The Company assumes
no obligation to update any forward-looking statement in this presentation, except as required by law.
Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements

2 ANALYST DAY NOVEMBER 12, 2014 Agenda Welcome Market Scan and Overarching Strategy ACI Vision Break Market and Solutions Strategy Taking UP to Market ACI Financials Q&A Lunch

Market Scan and Overarching Strategy Carl Gustin EVP, Chief Marketing Officer

Understanding the Market and Setting the Strategic Imperatives

ANALYST DAY
NOVEMBER 12, 2014
Understanding the Market Leads
to Strategic Imperatives
Distilling months of research and hundreds of pages of
information and data down to 12 strategic imperatives upon
which to build our master, overarching strategy.
Market Trends
and Dynamics
Scenarios/
Options
Strategic
Imperatives
Gap
Analysis/Actions
Assessment
Alternatives
and Actions

ANALYST DAY
NOVEMBER 12, 2014
ACI Strategic Imperatives
Online, single message
payments represents true
ubiquity for customers in
terms of both access and
real-time decisions and
actions. ACI will show
customers that a real-time,
online strategy is their
most compelling business
rationalization to move to
UP. It transcends other
trends: execution of real-
time payments
encompasses other trends
(e.g., mobile).
ACI will have a pervasive
and differentiated path to
cloud or SaaS solutions
that embraces the promise
and power of UP (offering
UP as a hosted or SaaS-
based service could
accelerate ACI’s
opportunity).
In order to leverage online,
real-time solutions, ACI will
demonstrate compelling
business value to upgrade
legacy systems while
maintaining the security
and peace of mind
expected in payments. The
value proposition and
execution will make the
migration simple with a
strong business value.
ACI leads financial
institutions back to being
price makers, not price
takers, through the
implementation of network
and product solutions unique
to ACI. This will address high
expenses and stagnant top-
line revenue. Similarly,
processors with software-
centric payment solution
strategies are differentiated
and sell on value, not cost.
This has been proven
repeatedly through the
consolidation in the
processor market through
acquisition multiples.
Online, real-
time trumps all
other trends.
Cloud as a
delivery model
for payment
systems is
inevitable.
Value
proposition to
replace legacy
systems must
be clear.
Technology is
key in
addressing
market pricing
pressure.

ANALYST DAY
NOVEMBER 12, 2014
ACI Strategic Imperatives
Customers are prioritizing
easy, intuitive, self-driven
interactions with the
company, and messaging
through this channel must
be personalized and
focused. Best-in-class
consumer support
experiences are quickly
becoming the expectation
of B2B customers.
Organizations that are not
online, transparent,
responsive and engaged
with their customers will
lose out.
The consumer shopping
experience is changing.
ACI will help retailers
realize the opportunity to
leverage mobile
technologies and big data
and raise the perceived
value of payments
technology within retailers.
Real-time payments and
direct connections are the
facilitators of the buying
cycle disruption.
By 2020, Asia-Pacific will
carry the largest volumes
of payments and the make
up of the G20 will radically
change. ACI will invest in
solutions that help capture
these markets early to
participate in the growth.
Global regulation is a key
market driver and
customer influencer; this
impacts our GTM efforts
with solutions packages,
UP and how our customers
upgrade legacy systems.
Customer
experience
and brand are
highly
correlated.
Online and
brick-and-
mortar
experience is
blurring and
retailers must
respond.
Rapid growth
in emerging
markets will
change the
global
payments
landscape.
Regulation is
a pervasive,
strategic driver
of payments
and an
opportunity for
ACI to lead the
market.

ANALYST DAY
NOVEMBER 12, 2014
ACI Strategic Imperatives
In the developed markets,
there are two forces
emerging:
Each demographic
segment has unique
demands, and financial
institutions must rise to the
challenge to meet them.
The barriers to switching
bank accounts continue to
diminish. ACI will
demonstrate how our
solutions can decrease
account churn and improve
consumer loyalty. Financial
institutions must improve
cross selling by providing
more value.
As the payments
ecosystem rapidly evolves,
ACI will develop and
nurture a broad partner
strategy. This is essential
to deliver solutions in all
geographies, customized
to local needs. The
revamping of the ACI
partner strategy will
address tactical
implementation partners
and technology reviews.
Government-sponsored
payment networks in
emerging economies will
play a critical role in the
future of payments. This
will erode the power of the
international branded
networks and dilute market
share.
Rapidly
changing
demographics
will challenge
bank marketing
strategies.
Bank account
switching will
increase without
intervention.
The payments
ecosystem is
vast and more
localized.
Impact of
government-
sponsored
payment
networks is
significant.
1.
Baby boomers, the
largest demographic,
moving out of the
workforce
2.
Millennials, youngest
and tech-savvy group,
moving into the
marketplace

Evolution of Strategy

ANALYST DAY
NOVEMBER 12, 2014
Every year brings new layers to address new
issues or opportunities.
Future versions do not obsolete or replace
current or previous versions; they build on them.
Is a Pervasive, Multi-year, Multi-layer, Company-wide
Initiative That is the Heart of Our Strategy
August 2014: Layer 3
ReD plus UP provides unparalleled (CNP) retail
merchant security addressing eCommerce market
with a SaaS/omni-channel solution.
March 2014: Layer 2
Building on the UP Framework, BASE24-eps v2
is UP-enabled, bringing to market real-time
commerce and any-to-any functionality.
April 2013: Layer 1
The UP Framework and UP Hub
concept is launched.
September 2012
Distra acquisition provides tools to make the 2011
Agile Payments vision a reality.

ANALYST DAY
NOVEMBER 12, 2014
ACI Universal Payments
Control, choice and flexibility
Over four years ago ACI
recognized the market dynamics
that would disrupt the category and
call for a whole new way of
designing and implementing
payment systems for real-time
commerce in a secure, omni-
channel environment. We
reinvented ACI then to deliver the
UP solution by the beginning of
2013.
Ubiquitous
Information
Rich
Any
Participant
Any
Channel
Integrated
Risk
Mgmt
Real-Time/
Instant
Any
Payment
Type
Any
Geography
ACI created        in response to accelerated change in the
payments industry.        empowers customers to quickly leverage
and profit from the disruption opportunity.

12 ANALYST DAY NOVEMBER 12, 2014 ACI View Validated in Recent Media ACI has a multi-year lead in delivering immediate payments solutions today

13
ANALYST DAY
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CUSTOMER CORE SYSTEMS & ARCHITECTURE
Wholesale Retail
…
Networks Channels
Before
Customers are burdened with difficult
integration tasks:
• Massive customization needs
• High cost of maintenance
• Slow time to market
• Trouble achieving
differentiation

14
ANALYST DAY
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CUSTOMER CORE SYSTEMS & ARCHITECTURE
The      Advantage: Layer 1
Universal Payments solves integration issues:
• Lower unit costs
• Speed time to market
• Increase global readiness
• Enable data mining and
cross-sell opportunities
• Controlled migration
UNIVERSAL PAYMENTS
Wholesale Retail
…
Networks Channels

ANALYST DAY
NOVEMBER 12, 2014
Real-Time, A-to-A (Fast Payments):
• Direct connections
• Eliminate toll takers, lower costs
• Greater customer satisfaction
• Maximum control, choice, flexibility
After
The      Advantage: Layer 2
Before

16 ANALYST DAY NOVEMBER 12, 2014 The Advantage: Layer 2

ANALYST DAY
NOVEMBER 12, 2014
The      Advantage: Layer 3
Merchant Retailer Solution
• Enhanced fraud protection – especially CNP transactions exploding with the 20% per year growth of eCommerce
• Compelling omni-channel solution for greater customer satisfaction
• True SaaS implementation

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NOVEMBER 12, 2014
The      Advantage: Year After Year
Powerful, Extensible, Scalable
• Restores customer control, choice, flexibility
• Fast, efficient, customized solutions
• Robust tool set to address today’s issues
as well as issues yet to be known
• Equally effective on-premise or hosted
• Highly differentiated over competition
• Responsive to all strategic imperatives
• Our “secret sauce” competitive advantage

2015-2019 Overarching Strategy

Capital markets’ rapid growth and complexity
will be increasingly enabled and managed by
strong vertical/integration software technology.
Key Business Trend
• One such vertical will be payments in general.
• The model will be similar to the transformation brought
about in the 90’s by an integration approach in business
management that eventually consolidated with Oracle
and SAP. Other examples of similar transformations for
consumer businesses include Amazon, Google and
Apple.
• In the case of payments, ACI is emerging as the leader
in this transformation through the adoption of the UP
Framework deployed widely on premise, hosted, SaaS
and eventually in secured private clouds.
ANALYST DAY
NOVEMBER 12, 2014

Key Business Trend
This transformation will stimulate the destruction
of the current payments business model and
replace it with a more efficient alternative based
on real-time, any-to-any infrastructure.
ANALYST DAY
NOVEMBER 12, 2014
• Services revenue will recede rapidly and be replaced with
products/solutions revenue. The market today is 60%
services, 40% products and that will invert to 40% services,
60% products within five years. The trend will be even more
dramatic in 10 years.
• This could cause a category constriction from $20B today
to possibly $14B versus a projected growth to $29B.
• Given ACI’s UP approach as a disintermediation and
replacement technology, ACI share could double over the
same period in which the value of the market decreases.

Key Business Trend
This transformation is stimulated by the
pervasive market conditions of ubiquity and the
movement of commerce to the cloud.
• The need for businesses and consumers to be able to initiate and complete transactions anywhere, anytime within any
device, and do so quickly, calls for the destruction of the
current payments model not suitable for single message, real-
time, any-to-any transactions.
• The UP Framework not only addresses this transformation,
but accelerates it.
• UP enables customers in all segments (financial institutions, retailers, billers, etc.) to leverage this transformation for faster and more profitable growth.
ANALYST DAY
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A New Payments Paradigm Has Emerged Real-time, any-to-any, immediate payments in an omni-channel environment. ANALYST DAY NOVEMBER 12, 2014 23

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Focus on the      enablement of all
market solutions and deploy them on-
premise, hosted, as SaaS or in a
private cloud for all segments served.
ACI Overarching Strategy
• All solution development and GTM efforts will address
real-time commerce, any-to-any transactions and the
implementation of “fast payments”.
• Solutions will be developed to answer all emerging
needs quickly and efficiently (i.e., eCommerce/fraud,
omni-channel) within any targeted segment globally.
• Investment strategies will be refocused to “double
down” efforts on key initiatives that support this
strategy and harvest or divest those that do not.

Phil Heasley President and CEO ACI Vision

Break

Craig Saks EVP, Chief Product Officer Market and Solutions Strategy

ANALYST DAY
NOVEMBER 12, 2014
What is
Universal Payments
The breadth and depth of our solution set
Our unique payments technology framework
A future vision
• ACI’s solution set and payments capabilities are unrivaled in the market
• Retail to wholesale banking, consumers to the largest corporations, global and proven
• Enables our customers to adopt an enterprise payments approach
• Realizing the vision of real-time, any-to-any payments
• The frameworks, designs, tools and infrastructure that underpin flexibility, responsiveness, differentiation and productivity

29 ANALYST DAY NOVEMBER 12, 2014 Payments Strategy Key Constructs

30 ANALYST DAY NOVEMBER 12, 2014 Two Sides of Strategy

Confidential
ANALYST DAY
NOVEMBER 12, 2014
Solutions Meeting Market Needs Today…
Retail
Banking
Transaction
Banking
Merchant
Retail
Billers
Consumer
Payments
Transaction
Banking
Retailer
Payments
Bill Payments
Payments Risk Management
Hub

Confidential
…and Tomorrow
UP Consumer Payments Platform
UP Commercial Payments Platform
Retail
Banking
Transaction
Banking
Merchant
Retail
Billers
National
Switches
Processors
31.1
ANALYST DAY
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Five Year ACI Go-to-Market Overview
Solution and Platform roadmap Solution and Platform roadmap Solution and Platform roadmap
Horizon 2
Horizon 1
• Deliver new UP-based transaction
banking payments engine
• Accelerate implementations
• Enhance retailer omni-channel  solution
with ReD
• Extract new sources of value from the
EBPP asset
• Bring first direct connections customer to
market
• Grow ReD Exchange industry
consortium
• Deliver UP Consumer Payments
Platform, incorporating:
• Consumer omni-channel
• Branch services
• EBPP
• Retailer omni-channel
• Consumer payments
• UP Hub
• Payments risk
• Settlement and reconciliation
• Deploy new offerings utilizing big data
in ReD Exchange
• Deliver UP Commercial Payments
Platform, incorporating:
• Online banking
• Mobile
• Trade
• UP Hub
• Payments Risk
• Transaction banking
• Incorporate big payments data as an
important part of our value proposition
Horizon 3

ANALYST DAY
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Five Year ACI Go-to-Market Overview
Key UP Framework themes
Horizon 3
Horizon 2
Horizon 1
• Standardize on cross product infrastructure and data management architecture
• Deliver cross-channel, responsive UIs
• Enhance common services (security, manageability, entitlements, reporting, tokenization, simulation, testing)
• Continue SDK and API focus for platform extensibility

ANALYST DAY
NOVEMBER 12, 2014
Five Year ACI Go-to-Market Overview
Customer engagement Customer engagement
Customer engagement
Solution orientation Solution orientation Solution orientation
Horizon 3
Horizon 2
Horizon 1
• Establish executive-level advisory
boards, forums and ideation sessions
• Broker direct connections
relationships between customers
(target examples in EMEA and APAC
markets)
• Work with executive advisory boards to
generate joint innovation projects
• Extend direct connections relationships to
next 5 markets
• Package approach to foster
coexistence and migrations to UP
BASE24-eps 2.0
• Increase average number of products
used by customers by 5% due to
solutions
• Increase number of large deals by 20%
• Continue development of stronger
annuity-based pricing models
• Achieve strong SNET growth for real-
time any-to-any offerings
• Participate consistently in all major
faster payments initiatives
• Increase average number of products
used by customers by a further 5%
• Increase number of large deals by a
further 20%
• Establish a strong culture of joint
payments innovation with our customers
leading to new solution creation
• Extend direct connections relationships
to 10 markets in total
• Implement UP BASE24-eps co-
existence at majority of BASE24
Classic customers
• Achieve recognition as the leading
payments software platform provider
• Increase average number of products
used by customers by a further 5%
• Increase number of large deals by a
further 20%

ANALYST DAY
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Five Year ACI Go-to-Market Overview
Implementation lifecycle
Global hosting capability
Human capital
Implementation lifecycle
Global hosting capability
• Expand hosting to other global centers
Human capital
Implementation lifecycle
Global hosting capability
Horizon 3
Horizon 2
Horizon 1
Human capital
• Grow implementation partner program
to enable rapid scaling
• Establish European data center
• Selectively partner with third-party
data center operators
• Align product management leadership
around market and platform focuses
• Improve global diversity of the product
management function
• Invest in faster payments product
management skills
• Improve alignment between product
management and solution consulting
• Equip strategic implementation partners
to be independently effective
• Achieve recognition for product leaders
and solution consulting leads as thought
leaders on the global stage
• Leverage partner network to
implement quickly to accelerate the
software platform business
• Have a hosting presence around the globe
• Achieve recognition for product leaders
and solution consulting leads as
powerful payments innovators

ANALYST DAY
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Real-Time, Any-to-Any Payments Journey
• Market solutions meeting key
customer segments today
• Evolution to Consumer and
Commercial Payments Platforms
• Vision and roadmap to equip
customers for real-time, any-to-any
payments

Dan Frate Group President Strategic Products and Global Markets Taking UP to Market

38 ANALYST DAY NOVEMBER 12, 2014 Strategic, Consultative Sales Approach

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NOVEMBER 12, 2014
Streamlined Pre-sales Experience
Overarching Implementation Strategy
Implementation services are critical to the success of ACI
Core Product Protection
Quick Go-live
• Rapid turnaround of quality estimates
• Well understood and agreed commitments in
partnership with customers
• Customers can extend our products and
solutions
• Less risk
• Less complexity
• Rapid solution implementations using proven and
repeatable methods
• Standard product and service offerings and
approaches

• Larger, more strategic opportunities
• Improved customer loyalty
• Increased ability to cross-sell
• Faster realization of value and
backlog to revenue conversion
• Competitive advantage
• Market leadership
• Competitive advantage
• More funds to innovate
• Reduced payback period
• Improved ROI
• Efficient use of operating dollars
How ACI and Our Customers Benefit
Customer focus and strategic relationships

ANALYST DAY
NOVEMBER 12, 2014
ACI is a Software Products Company

Customers familiar with Universal
Payments see ACI as an innovative,
top-tier brand, and they rate ACI
products and services higher than
those unfamiliar with the UP
strategy.
SOURCE: ACI’s 2013 Customer Loyalty Study
Driving     Customer Loyalty and Satisfaction

ANALYST DAY
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Delivering an Omni-channel
Customer Experience
for one of the world’s
largest banks
CHALLENGE
BENEFITS

ANALYST DAY
NOVEMBER 12, 2014
• Aspirations to be the primary bank of
its customers held back by
inconsistent experience caused by
legacy technology
• Improve cross sell and retention rates
• Significant operating cost improvements
• New channels deployed in 4 months instead of 18,
reducing deployment costs by 80%
• Payment analytics improves cross sell and
retention
• Consistent payment experience

Complex Payments Environment Leads to Inconsistent Customer Experience 43 ANALYST DAY NOVEMBER 12, 2014

Streamlined, Consistent Omni-channel Experience 44 ANALYST DAY NOVEMBER 12, 2014

Improving Security and
Reducing Payments Fraud
for an international
transportation
company
BENEFITS
CHALLENGE

ANALYST DAY
NOVEMBER 12, 2014
• Unacceptable security-related risk
across multiple systems
• Inefficient, manual chargebacks
• Fragmented and inefficient
settlement reporting
• Real-time fraud detection authorized
from one system
• Automated dispute processing
• Multiple payment types processed from
one transaction
• Security risk
reduction,
protecting the
brand

Multiple and Complex Systems Present Unacceptable Risk 46 ANALYST DAY NOVEMBER 12, 2014

Streamlined, Secure, Hosted Solution Hosted Retailer Solution 47 ANALYST DAY NOVEMBER 12, 2014

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Digital Business Banking
• Inflexible product that was extension of core
banking solution
• No unique branding options
• Need to add mobility
• High touch, high tech digital and mobile
experience wins target customers
• Brand protection with proven data center
• Accelerate back-office integration by 50%
CHALLENGE
BENEFITS

49 ANALYST DAY NOVEMBER 12, 2014 Branded, Customizable Business Banking Experience

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NOVEMBER 12, 2014
Saving Millions with Integrated e-Billing
BENEFITS
CHALLENGE
for a
Local Utility
Co-operative
• High costs associated with manual billing
• Employee and customer satisfaction at
risk due to strains caused by system
• Saved $3M with integrated e-billing
• 40 percentage point drop in mail-in
payments
• Improved satisfaction

51 ANALYST DAY NOVEMBER 12, 2014 Video

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• Consultative, solution-led, business-
oriented executive relationships
• Focus on customer success, from
pre-scales through rapid
implementation
• UP driving transformational projects
today
Driving Customer Success

Scott Behrens Senior Executive VP Chief Financial Officer ACI Financials

54 ANALYST DAY NOVEMBER 12, 2014 Software model with growing recurring revenue Backlog: value of our existing customer base The high margin reward of a product, not services model Overview

55 ANALYST DAY NOVEMBER 12, 2014 Monthly Recurring Revenue Predictable & Growing • Monthly recurring revenue now represents >70%

• Non-recurring revenue is strongest in Q4. Revenue recognition triggers include:
• Planned “go lives” often scheduled to occur prior to start of the year
• Incremental capacity sales given “use it or lose it” budgets
• Customers with annual billings contracts have opted to pay in Q4
Seasonality of Non-recurring Revenue

ANALYST DAY
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• Fixed cost infrastructure given software, not processing model • EBITDA margin spikes follow revenue Fixed Costs Provide Leverage in Model 57 ANALYST DAY NOVEMBER 12, 2014

ACI Revenue Model Shifts with SaaS Adoption
• Higher percentage realized at go-live • Steady recurring revenues
SaaS subscription and transaction revenue now represent >40%, up from 10% in 2009

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• 60 month backlog is >$4 billion • Existing customer base and low customer attrition provide baseline for future revenue Backlog Provides Strong Foundation for Growth 59 ANALYST DAY NOVEMBER 12, 2014

• Competitive positioning provides pricing power
• High R&D spending creates large competitive moat
• Price increases not included in backlog calculation
Price Increases Boost Future Value of Backlog

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• Electronic payment growth at 6-8% CAGR
• Existing license customers typically purchase incremental capacity licenses during term
Transaction Growth Provides Incremental Value

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• Cross sales typically account for 2/3 of net new business
• Average customer uses 2.5 products
Cross-selling and Signing New Customers Allows
ACI to Achieve Mid-to-upper Single Digit Growth

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Financial Summary – Five-year Targets
•
Organic revenue growth
Mid-to-upper single digits
•
Adjusted EBITDA margin
100 bps expansion per year
•
Operating free cash flow
Track adjusted EBITDA growth
•
Sales net of term extension growth
High single digits

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• Leading market position
• High retention and renewal rates
• Significant recurring revenue
• Scalable, fixed-cost model
with improving margin
• Low cash investment required
High-quality Software Model
Drives Superior Performance

ACI Executives Q&A

Confidential
ANALYST DAY
NOVEMBER 12, 2014
Forward-Looking Statements
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the
Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online Resources, OPAY and ReD, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price.  For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on
Form 10-K, Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K.
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact.  The forward-
looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:
• expectations regarding recurring revenue, electronic payment growth and price increases, future increases in organic revenue and adjusted EBITDA margin, operating free cash flow and sales, net of term extension